PROMEDCO MANAGEMENT COMPANY
EXHIBIT 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated March 25, 2000, with respect to the consolidated financial statements of ProMedCo Management Company and subsidiaries included in this Form 10-K, into the Company's previously filed Registration Statement File on Form S-8, No. 333-37695.

ARTHUR ANDERSEN LLP

Fort Worth, Texas
March 30, 2000